Exhibit 10.9

[Tucson, Arizona]
[Sun City, Florida - Sun City Facility]
[Sun City, Florida - Homewood Facility]
[Lexington, Kentucky]
[Holland, Michigan]
[Austin, Texas]
[Ft. Worth, Texas]

SECOND AMENDMENT TO MASTER LEASE
(Phase III)

THIS SECOND AMENDMENT TO MASTER LEASE (this “Amendment”) is made and entered into as of this 30th day of June, 2005 (the “Effective Date”), by and between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCP”), TEXAS HCP HOLDING, L.P., a Delaware limited partnership, for itself and as successor-by-merger to Texas HCP REVX, L.P., a Delaware limited partnership (“Texas HCP”), ARC RICHMOND PLACE REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company (“Richmond RealCo”), ARC HOLLAND REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company (“Holland RealCo”), ARC SUN CITY CENTER REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company (“Sun City RealCo”) and ARC LABARC REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company (“Homewood RealCo”) (collectively, as their interests may appear, “Lessor”), on the one hand, and FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership (“Fort Austin Lessee”), ARC SANTA CATALINA, INC., a Tennessee corporation (“Santa Catalina Lessee”), ARC RICHMOND PLACE, INC., a Delaware corporation (“Richmond Lessee”), FREEDOM VILLAGE OF HOLLAND, MICHIGAN, a Michigan general partnership (“Holland Lessee”), FREEDOM VILLAGE OF SUN CITY CENTER, LTD., a Florida limited partnership (“Sun City Lessee”), and LaBARC, L.P., a Tennessee limited partnership (“Homewood Lessee”) (collectively, and jointly and severally, “Lessee”), on the other hand.

RECITALS

A. Lessor is the current “Lessor,” and Lessee is the current “Lessee,” pursuant to that certain Master Lease dated September 23, 2003 (the “Original Lease”) between ARC Santa Catalina Real Estate Holdings, LLC, a Delaware limited liability company (“Santa Catalina RealCo”) and Fort Austin Real Estate Holdings, LLC, a Delaware limited liability company (“Fort Austin RealCo”), collectively as the original “Lessor,” and Fort Austin Lessee and Santa Catalina Lessee, as the original “Lessee,” as amended by that certain First Amendment to Master Lease and Guaranty and Option to Purchase Certain Facilities dated as of July 15, 2004 (the “First Amendment,” and together with the Original Lease, the “Lease”). The Lease covers the “Leased Property” of seven (7) separate congregate care retirement facilities, located in Tucson, Arizona, Austin, Texas, Ft. Worth, Texas, Sun City, Florida (Homewood), Sun City Florida (Sun City), Lexington, Kentucky and Holland, Michigan, all as more particularly described in the Lease.

B. The Lessee’s obligations under the Lease are guaranteed by (i) ARCPI Holdings, Inc., a Delaware corporation (“ARCPI”) pursuant to a written Guaranty of Obligations dated as of September 23, 2003, as amended by the First Amendment (as defined above) and that certain Second Amendment to Guaranty of Obligations (Phase III) of even date herewith (the “Second Amendment to Guaranty”) (and as the same may be further amended and/or reaffirmed from time to time in accordance with the terms thereof, the “ARCPI Guaranty”), and (ii) by American Retirement Corporation, a Tennessee corporation (“ARC”), pursuant to that certain Guaranty of Obligations (Phase III Master Lease) dated of even date herewith (as the same may be amended and/or reaffirmed from time to time in accordance with the terms thereof, the “ARC Guaranty”). ARCPI and ARC shall sometimes be referred to herein and in the Lease, collectively, as “Guarantors,” and individually as “Guarantor” and the ARCPI Guaranty and the ARC Guaranty shall sometimes be referred to herein and in the Lease, collectively, as “Guarantors,” and individually as a “Guaranty.”

C. The Lessor and Lessee desire to amend the Lease, but only upon the terms and conditions set forth herein.

D. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Lease.

AMENDMENT

IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. Modifications to Certain Definitions of the Lease.  The following definitions appearing in Article II of the Original Lease shall be amended and restated, in their entireties, as indicated:

“Guarantor”: ARCPI and ARC, and any further guarantors of Lessee’s obligations pursuant to this Lease.

“Guaranty”: (i) The Guaranty of Obligations (Phase III) of even date herewith executed by ARCPI (as the same may be amended, modified or reaffirmed from time to time in accordance with the terms thereof); (ii) that certain Guaranty of Obligations (Phase III) dated as of June 30, 2005, executed by ARC (as the same may be amended, modified or reaffirmed from time to time in accordance with the terms thereof); and (iii) any further written guaranty of Lessee’s obligations hereunder executed by another Person.

2. Reaffirmation of Master Lease. Lessor and Lessee hereby acknowledge, agree and reaffirm that the Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement. Lessee acknowledges that in order to induce Lessor to lease the Leased Property of each Facility to Lessee and as a condition thereto, Lessor insisted that the parties execute the Lease, as hereby amended, covering all of the Facilities in a single, integrated and indivisible agreement.

3. Governing Law. THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. ACCORDINGLY, IN ALL RESPECTS THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

4. Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

“Lessor”

WITNESSED: _________________________ Witness _________________________ Witness	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation By: Title:
WITNESSED: _________________________ Witness _________________________ Witness

TEXAS HCP HOLDING, L.P., a Delaware limited partnership, for itself and as successor-by-merger to
Texas HCP REVX, L.P., a Delaware limited partnership

By: TEXAS HCP G.P., INC., a Delaware corporation, its sole general partner
By:
Title:

[Signature pages continue]

ARC RICHMOND PLACE REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company
WITNESSED: _________________________ Witness _________________________ Witness	By: Health Care Property Investors, Inc., a Maryland corporation, its sole member By: Title:
ARC HOLLAND REAL ESTATE HOLDINGS, LLC ARC SUN CITY CENTER REAL ESTATE HOLDINGS, LLC ARC LABARC REAL ESTATE HOLDINGS, LLC each, a Delaware limited liability company
WITNESSED: _________________________ Witness _________________________ Witness	By: Health Care Property Investors, Inc., a Maryland corporation, its managing member By: Title:

[Signature pages continue]

“Lessee”
WITNESSED: _________________________ Witness _________________________ Witness	FORT AUSTIN LIMITED PARTNERSHIP, a Texas limited partnership By: ARC Fort Austin Properties, LLC, its general partner By: Title:
WITNESSED: _________________________ Witness _________________________ Witness	ARC RICHMOND PLACE, INC., a Delaware corporation ARC SANTA CATALINA, INC., a Tennessee corporation By: Title:
WITNESSED: _________________________ Witness _________________________ Witness	FREEDOM VILLAGE OF HOLLAND, MICHIGAN, a Michigan general partnership FREEDOM VILLAGE OF SUN CITY CENTER, LTD., a Florida limited partnership By: ARC Freedom, LLC, managing partner By: Title:

[Signature pages continue]

WITNESSED: _________________________ Witness _________________________ Witness	LABARC, L.P., a Tennessee limited partnership By: ARC Sun City Center, Inc., general partner By: Title: